UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 22, 2007

Date of Report (Date of earliest event reported)

Commission file number: 000-29147

AMERICAN RADIO EMPIRE, INC.

(formerly Stone Field Management Company, Inc.)

(Exact name of small business issuer as specified in its charter)

                                    Wyoming                                                                                                                                                                             86-0970014

(State or other jurisdiction of incorporation or organization)                                                                                                    (IRS Employer Identification No.)

13210 Kerrville Folkway, Building G, Austin, Texas                                             78729

         (Address of principal executive offices)                                                      (Zip Code)

Tel: 512-249-9600

(Issuer's telephone number)

Item 4.01. Changes in Registrant's Certifying Accountant

    (1)    Merger Involving Independent Accountants

            (i)    On January 22, 2007, we were informed by Helin, Donovan, Trubee & Wilkinson, LLP (“HDTW”), the independent registered public accounting firm for Client (the

                    “Company”), as follows:

                    (1)    HDTW has consummated a merger with Pohl, McNabola, Berg & Co., LLP (“PMB”). PMB is located in San Francisco, California, and is also registered with the Public

                            Company Accounting Oversight Board (United States). The name of the post-merger firm is PMB Helin Donovan, LLP (“PMB+HD”).

                    (2)    We are required to file this Form 8-K as notification that PMB + HD succeeds HDTW as our independent registered auditor.

            (ii)    HDTW’s reports on our consolidated financial statements as of and for the years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

            (iii)    Neither of the reports of HDTW on the Company’s financial statements for the two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

                    (1)    During the Company’s two most recent fiscal years and through January 22, 2007, there were no disagreements with HDTW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HDTW, would have caused them to make reference thereto in their reports on the financial statements for such years.

                    (2)    During the Company's two most recent fiscal years and through January 22, 2007, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv)

                            (B)).

            (iv)    The Company has requested that HDTW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HDTW agrees with the above statements. A copy of HDTW’s letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

    (2)    During the Company’s two most recent fiscal years and through January 22, 2007, neither the Company, nor anyone on its behalf, consulted with PMB regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

    (3)    We have notified the members of our Audit Committee of the facts set forth in this report on Form 8-K, including the appointment of PMB + HD as our independent registered auditor and no member has disapproved of this appointment.

Item 9.01.    Financial Statement and Exhibits

     (c) The following documents are filed herewith as exhibits:

         Exhibit 16.2    -    Letter regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 9, 2007

AMERICAN RADIO EMPIRE, INC.

/s/ Dain Schult

Dain Schult

Chief Executive Officer